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                                                                   EXHIBIT 10(p)







                              CARMIKE CINEMAS, INC.
                         1998 CLASS A STOCK OPTION PLAN








                 Effective as of the 15th day of January, 1998.

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                              CARMIKE CINEMAS, INC.
                         1998 CLASS A STOCK OPTION PLAN


                                    ARTICLE I

         1.1 Name and Purpose. The name of this Plan is the "Carmike Cinemas, Inc. 1998 Class A Stock Option Plan" (the "Plan"). Its purposes are (a) to maximize the long-term success of Carmike Cinemas, Inc. (the "Company"), (b) to ensure a balanced emphasis on both current and long-term performance, (c) to enhance Participants' identification with stockholders' interests, and (d) to facilitate the attraction and retention of key individuals with outstanding ability.

         1.2 Definitions. Whenever used in the Plan, the following terms shall have the meaning set forth below:

                  (a) "Board of Directors" or "Board" shall mean the Board of Directors of Carmike Cinemas, Inc. as constituted from time to time.

                  (b) "Change in Control" shall have the meaning ascribed by Section 5.5 hereof.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (d) "Class A Common Stock" shall mean the Company's Class A Common Stock, par value $.03 per share.

                  (e) "Committee" shall mean a committee of the Board's members or an officer of the Company as designated by the Board as set forth in
Section 2.1(a).

                  (f) "Company" shall mean Carmike Cinemas, Inc. or any successor thereto.

                  (g) "Disability" shall mean total and permanent disability as defined in Code Section 22(e).

                  (h) "Employee" shall mean any person who is currently a common law employee of the Company or any of its Subsidiaries.

                  (i) "Effective Date" shall mean the 15th date of January, 1998, subject, in the case of Incentive Stock Options, to approval by the stockholders of the Company at a meeting held within twelve (12) months following the date of adoption by the Board.

                  (j) "Fair Market Value" or "FMV" shall mean the fair market value of the Class A Common Stock, which shall be determined as follows:


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                           (i)   if the Class A Common Stock is listed on any
                  established stock exchange or a national market system, including, without limitation, the NASDAQ National Market, its fair market value shall be the closing sale price of the Class A Common Stock, as quoted on such exchange (or the exchange with the greatest volume of trading) on the trading day preceding the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                           (ii) if the Class A Common Stock is not traded on an exchange or a national market system, its Fair Market Value shall be determined in good faith by the Board.

         In no event shall the Fair Market Value equal less than the par value of the Class A Common Stock.

                  (k) "Incentive Stock Option" shall mean a stock option within the meaning of Section 422 of the Code granted pursuant to Section 4.1 hereof.

                  (l) "Nonqualified Stock Option" shall mean an Option, other than an Incentive Stock Option, granted pursuant to Section 4.1 hereof.

                  (m) "Option" shall mean, individually and collectively, an Incentive Stock Option or a Nonqualified Stock Option to purchase Class A Common Stock.

                  (n) "Option Price" shall mean the price per share of Class A Common Stock set by the Board upon the grant of an Option.

                  (o) "Parent" shall mean any corporation which qualifies as a parent of the Company under the definition of "parent corporation" under Code Section 424(e).

                  (p) "Participant" shall mean any person who satisfies the criteria set forth in Article III hereof.

                  (q) "Person" shall mean any individual, partnership, association, corporation, trust or other legal entity.

                  (r) "Separation Date" shall mean, as determined by the Board, the date of a Participant's Termination.

                  (s) "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Code Section 424(f).

                  (t) "Termination" shall mean the termination of a Participant's employment by the Company, the termination of a Participant's service as a director (including service as a honorary director or director emeritus) of the Company and the


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termination of a Participant's engagement as a consultant to the Company, as applicable. Transfer of employment, service as a director or engagement as a consultant to a Parent or Subsidiary shall not constitute a Termination. Whether any leave of absence shall constitute Termination for purposes of this Plan shall be determined in each case by the Board at its sole discretion.

         Where the context requires, words in the masculine gender shall include the feminine and neuter genders, words in the singular shall include the plural, and words in the plural shall include the singular.

         1.3 Plan Duration. The Plan shall remain in effect for ten (10) years from the Effective Date or until terminated by the Board, whichever comes first.


                                   ARTICLE II

         2.1      Plan Administration.

                  (a) The Plan shall be administered by the Board. The Board is authorized to establish such rules and to appoint such agents as it deems appropriate for the proper administration of the Plan, and to make such determinations (which shall be sufficiently evidenced if set forth in any written action of the Board or in any written stock option agreement) and to take such steps in connection with the Plan or the benefits provided hereunder as it deems necessary or advisable. The Board also is authorized to delegate to a Committee of its members or to any officer of the Company any or all of its authority under this Plan, including any or all of its rights or obligations hereunder.

                  (b) The Board shall have the authority, in its sole discretion and from time to time to take the following actions:

                           (i) select those individuals who meet the participation requirements of the Plan;

                           (ii) grant Options provided by the Plan in such form and amount as the Board shall determine;

                           (iii) impose such limitations, restrictions and conditions upon any such Options as the Board shall deem appropriate; and

                           (iv) interpret the Plan, adopt, amend and rescind rules and regulations related to the Plan, and make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

                  (c) The decision of the Board with respect to any question arising as to the grant of an Option to a Participant in the Plan, the term, form and amount of Options



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under the Plan, or any other matter concerning the Plan shall be final, conclusive, and binding on both the Company and the Participants.


                                   ARTICLE III

         3.1 Eligibility. The Participants in the Plan shall be selected by the Board from the directors, officers and key Employees of the Company, or a consultant, advisor or other person providing services to the Company or its Subsidiaries who occupy responsible managerial, professional or advisory positions and who have the capability of making a substantial contribution to the success of the Company. In making this selection and in determining the form and amount of Options, the Board shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company or its Subsidiaries and past and potential contributions to the Company's profitability and sound growth. The Board may also grant "Substitute Awards" under the Plan in substitution for stock and stock based awards held by persons who are or were directors, officers or employees of another corporation which merges or consolidates with, or the stock or property of which other corporation is acquired by the Company or a Subsidiary. The Board may direct that the Substitute Awards be granted on such terms and conditions as the Board considers appropriate in the circumstances. Participants who are not otherwise Employees may receive Nonqualified Stock Options but may not receive Incentive Stock Options under the Plan.


                                   ARTICLE IV

         4.1 Options. The Board shall determine the forms and amounts of Options for Participants. All Options shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Board deems appropriate. Options under the Plan need not be uniform and Incentive Stock Options and Nonqualified Stock Options may be granted together in one agreement. Options may take the following forms, in the Board's sole discretion:

                  (a)      Incentive Stock Options.

                           (i) The Board may grant Incentive Stock Options within the meaning of Code Section 422 to purchase Class A Common Stock. In addition to other restrictions contained in the Plan, an Incentive Stock Option (1) shall not be exercised more than ten (10) years following the date of grant, (2) shall not have an Option Price less than the FMV of Class A Common Stock on the date the Incentive Stock Option is granted, (3) shall otherwise comply with Code Section 422, and
                  (4) shall be designated in writing as an "Incentive Stock Option" by the Board. The date an Incentive Stock Option is granted shall mean the date selected by the Board as of which the Board allots a specific number of shares to a Participant pursuant to the Plan. Notwithstanding the foregoing, the Option Price of an Incentive



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                  Stock Option granted to any owner of 10% or more of the total combined voting power of the Company, its Parent or Subsidiaries shall be no less than 110% of FMV on the date of grant and such Option shall not be exercisable after the expiration of five years from the date of its grant. No Incentive Stock Option shall be granted to any Participant who is not otherwise an Employee.

                           (ii) The grant of an Incentive Stock Option shall be evidenced by a written Incentive Stock Option Agreement, executed by the Company and the holder of an Incentive Stock Option, stating the number of shares of Class A Common Stock subject to the Incentive Stock Option evidenced thereby and conditions and restrictions on the exercise of the Option imposed by the Plan or the Board and in such form as the Board may from time to time determine.

                  (b)      Nonqualified Stock Options.

                           (i) The Board may grant Nonqualified Stock Options to purchase Class A Common Stock which are not intended to qualify as Incentive Stock Options under Code
                  Section 422 and which are designated in writing by the Board as "Nonqualified Stock Options." At the time of the grant, the Board shall determine the Option exercise period, the Option Price, and such other conditions or restrictions on the exercise of the Nonqualified Stock Option as the Board deems appropriate.

                           (ii) The Board shall cause the Company to enter into a written Nonqualified Stock Option Agreement with the Participant stating that the Options are Nonqualified Stock Options, the number of shares of Class A Common Stock subject to the Nonqualified Stock Option, any conditions and restrictions on the exercise of the Option imposed by the Plan or the Board, and in such form as the Board shall from time to time determine.

         4.2 Option Exercise. Except as otherwise provided in Article V hereof, an Incentive Stock Option may not be exercised at any time unless the holder thereof is then an Employee of the Company, its Parent or Subsidiary. Options may be exercised in whole at any time, or in part from time to time, with respect to whole shares only, within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company's Secretary at the Company's principal office, along with payment in full to the Company at said office of the amount of the Option Price for the number of shares of Class A Common Stock with respect to which the Option is then being exercised. In addition to and at the time of payment of the Option Price, the Participant shall pay to the Company in cash or in Class A Common Stock, the full amount, if any, that the Company is required to withhold or pay under federal or state law with respect to the exercise of the Option. Alternatively, the number of shares delivered by the Company upon exercise of the Option shall be appropriately reduced to reimburse the Company for such payment.



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         4.3      Payment.

                  (a) Except as otherwise provided below in Section 4.3(b), payment of the purchase price upon exercise of any Option granted under this Plan shall be made

                           (i) in cash or by optionee's personal check, certified check or bank draft, payable to the order of the Company in lawful money of the United States;

                           (ii) with shares of Class A Common Stock already owned by the optionee (only to the extent that such an exercise of the Option would not result in an accounting compensation charge with respect to the shares used to pay the Option Price); or

                           (iii) through a "cashless exercise" procedure involving a broker or dealer approved by the Board, provided that the Participant has delivered an irrevocable notice of exercise (the "Notice") to the broker or dealer and such broker or dealer agrees: (x) to sell immediately the number of shares of Common Stock specified in the Notice to be acquired upon exercise of the Option in the ordinary course of its business, (y) to pay promptly to the Company the aggregate exercise price (plus the amount necessary to satisfy any applicable tax liability) and (z) to pay to the Participant the balance of the proceeds of the sale of such shares over the amount determined under clause (y) of this sentence, less applicable commissions and fees; provided, however, that the Board may modify the provisions of this sentence to the extent necessary to conform the exercise of the Option to Regulation T of the Securities Exchange Act of 1934, as amended.

                  (b) In its discretion, the Board may also permit a Participant to exercise an Option through any alternative method, provided that such alternative method of exercise be specifically set forth in the stock option agreement relating to such Option.

                  (c) In the event the Option Price is paid in whole or in part with shares of Class A Common Stock such shares shall be valued at their FMV as of the date of exercise of the Option. Such shares shall be delivered along with any portion to be paid in cash or by promissory note within five (5) days after the date of exercise. If the Participant fails to pay the Option Price within such five (5) day period, the Board shall have the right to take whatever action it deems appropriate, including terminating the Option or voiding the exercise of the Option. The Company shall not issue or transfer Class A Common Stock upon the exercise of an Option until the Option Price is paid in full.




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                                    ARTICLE V

         5.1 Termination. Except as provided in this Article V or except as otherwise determined by the Board, all Options under the Plan shall terminate upon the Termination of the Participant as of the Participant's Separation Date.

         5.2 Death of a Participant. In the event of the death of a Participant prior to the exercise of all Options granted to such Participant, all unexercised Options shall become immediately exercisable and the administrator of the deceased Participant's estate, the executor under his or her will, or the person(s) to whom the Options shall have been validly transferred by such executor or administrator pursuant to the will or laws of intestate succession shall have the right, within one year from the date of such Participant's death, but not beyond the expiration date of the Options, to exercise such Options.

         5.3 Retirement or Termination. In the event of the Termination of a Participant prior to the exercise of Options granted to the Participant pursuant to this Plan, such Participant shall have the right, within three (3) months of his Separation Date (or such longer period as determined by the Board and set forth in such Participant's Option Agreement), but not beyond the expiration date of such Options, to exercise such Nonqualified Stock Options, to the extent exercisable on his Separation Date; provided, however, if the Option is an Incentive Stock Option, such Option shall only continue to be exercisable as an Incentive Stock Option for a period of three months following the date that the Participant ceases to be an employee of the Company. At the end of such three month period the Option, if not then exercised, shall be treated as a nonqualified stock option.

         5.4      Disability.

                  (a) In the event of the Termination of a Participant by Disability prior to the exercise of all Incentive Stock Options granted to the Participant, all unexercised Incentive Stock Options shall become immediately exercisable and such Participant or his legal representative shall have the right, within twelve (12) months of his Separation Date, but not beyond the expiration date of such Incentive Stock Options, to exercise such Incentive Stock Options.

                  (b) In the event of the Termination of a Participant by Disability prior to the exercise of all Nonqualified Stock Options granted to the Participant, all unexercised Nonqualified Stock Options shall become immediately exercisable and such Participant or his legal representative shall have the right, within twelve (12) months of his Separation Date (or such longer period as determined by the Board and set forth in such Participant's Option Agreement), but not beyond the expiration date of such Nonqualified Stock Options, to exercise such Nonqualified Stock Options.

         5.5      Change in Control.

                  (a)      In the event of a Change in Control of the Company,



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                           (i)      all outstanding Options granted hereunder
                  shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable, and

                           (ii) such outstanding Options shall remain exercisable for their remaining terms, notwithstanding any other provision of this Plan or the applicable option agreements.

                  (b) A "Change in Control" shall be deemed to have occurred when

                           (i)      any Person (other than

                                    (x) the Company, any Subsidiary of the
                                    Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan or

                                    (y) a Class B Holder or a Permitted
                                    Transferee thereof (in each case, as defined in the Company's Restated Certificate of Incorporation),

                  alone or together with its Affiliates and Associates (collectively, an "Acquiring Person"), shall become the Beneficial Owner of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities,

                           (ii) individuals who, as of the date hereof, constitute the Board, and any new director (other than a director who is a representative or nominee of an Acquiring Person) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then in office (collectively, the "Continuing Directors"), cease for any reason to constitute a majority of the Board,

                           (iii) the stockholders of the Company approve a merger, reorganization or consolidation of the Company with any other corporation, in each case, with respect to which, persons who were the stockholders of the Company immediately prior to such merger, reorganization or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power of the reorganized, merged or consolidated company's then outstanding voting securities, or



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                           (iv)     the stockholders of the Company approve a
                  plan of reorganization (other than a reorganization under the United States Bankruptcy Code) or complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; provided, however, that a Change in Control shall not be deemed to have occurred in the event of (i) a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct all or substantially all of the business or businesses formerly conducted by the Company or (ii) any transaction undertaken for the purpose of incorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.


                                  ARTICLE VI

         6.1 Limitation of Shares of Class A Common Stock Available under the Plan.

                  (a) Shares of stock which may be issued under the Plan shall be authorized and unissued or treasury shares of Class A Common Stock. The total number of shares of Class A Common Stock available to be granted by the Board as Options to the Participants under the Plan, and the maximum number of shares of Class A Common Stock with respect to which Options may be granted to any Participant during any calendar year, shall not exceed 750,000 shares (which number may be increased by the Board, without stockholder approval, to reflect adjustments pursuant to Section 7.1 below).

                  (b) The grant of Incentive Stock Options and Nonqualified Stock Options shall reduce the available shares by the number of shares subject to such Options.

                  (c) The lapse or cancellation of an Incentive Stock Option or Nonqualified Stock Option shall increase the available shares by the number of shares released from such Option.


                                   ARTICLE VII

         7.1 Adjustment Upon Changes in Capitalization. In the event of any change in the outstanding Class A Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, appropriate adjustments shall be made in the number and kind of shares which may be issued under the Plan, the number and kind of shares subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Board.




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                                  ARTICLE VIII

         8.1 Employment. The establishment of the Plan and Options hereunder shall not be construed as conferring on any Participant any right to continued employment, and the employment of any Participant may be terminated without regard to the effect which such action might have upon him as a Participant.

         8.2 Rights as a Stockholder. The recipient of any Option under the Plan shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Class A Common Stock are issued to him.

         8.3 Non-Assignability. During the life of the Participant, Options awarded under this Plan shall be exercisable only by such person or by such person's guardian or legal representative.

         8.4 Stockholder Approval. Continuance of the Plan for purposes of granting Incentive Stock Options shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Any Incentive Stock Options granted hereunder shall become effective only upon such stockholder approval. The Board may grant Incentive Stock Options or Nonqualified Stock Options under the Plan prior to such stockholder approval, but until stockholder approval is obtained, no such Option shall be exercisable. In the event that such stockholder approval is not obtained within the period provided above, all Options previously granted pursuant to the Plan shall terminate. If such stockholder approval is obtained at a meeting of stockholders, the Plan must be approved by a majority of the votes cast at such meeting at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan. If such stockholder approval is obtained by written consent, it must be obtained by the written consent of the holders of a majority of all outstanding voting stock of the Company.

         8.5 Amendment, Modification, and Termination of the Plan. The Board may from time to time amend, suspend or discontinue this Plan; provided, however, that subject to the provisions of Section 7.1 hereof, no action of the Board may amend this Plan if such approval would adversely affect the treatment of any Option intended to qualify as an incentive stock option under the Code if obtained without approval by a majority vote of the stockholders having a right to vote thereon being secured.

         8.6 Indemnification. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit, or proceeding against him. Such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be



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exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         8.7 Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

         8.8 Governing Law. To the extent that federal law shall not be held to have preempted local law, this Plan shall be governed by the laws of the State of Delaware. If any provision of the Plan shall be held invalid or unenforceable, the remaining provisions hereof shall continue in full force and effect.






                            (SIGNATURES ON NEXT PAGE)











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         IN WITNESS WHEREOF, the Company has caused the Carmike Cinemas, Inc.
1998 Class A Stock Option Plan to be executed by its duly authorized officer pursuant to resolutions of the Board to be effective as of the 15th day of January, 1998.


                                  CARMIKE CINEMAS, INC.



                                  By:
                                      ---------------------------------
                                      John O. Barwick, III
                                      Vice President -- Finance













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                                                                   EXHIBIT 10(p)

                              CARMIKE CINEMAS, INC.
                         1998 CLASS A STOCK OPTION PLAN

                   GRANT OF EMPLOYEE NONQUALIFIED STOCK OPTION

DATE OF GRANT:  JANUARY 15, 1998


         THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by Carmike Cinemas, Inc. (the "Company") to _____________________ (the "Grantee"), who is an Employee of the Company or a Subsidiary.

         WHEREAS, the Board of Directors of the Company (the "Board") on January 21, 1998, adopted the Carmike Cinemas, Inc. 1998 Class A Stock Option Plan (the "Plan") effective as of January 15, 1998;

         WHEREAS, the Plan provides for the granting of Nonqualified Stock Options by the Board or the Committee to directors, officers and key employees of the Company and its Subsidiaries and consultants and advisers to the Company to purchase shares of the Class A Common Stock of the Company (the "Stock"), in accordance with the terms and provisions thereof; and

         WHEREAS, the Board considers Grantee to be a person who is eligible for a grant of Nonqualified Stock Options under the Plan, and has determined that it would be in the best interest of the Company to grant the Nonqualified Stock Options documented herein.

         NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows (capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan):

         1.       Grant of Option.

                  Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Board, hereby grants to Grantee, as of the Date of Grant, an option to purchase up to __________ shares of Stock at a price of $27.125 per share. The shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, a Nonqualified Stock Option which is not subject to the provisions of Code Section 422.

         2.       Term of Option.

                  Subject to the further limitations contained herein, this Option shall become 100% exercisable on and after the third anniversary of the Date of Grant.

         3.       Termination of Option.

                  (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten (10) years from the Date of Grant (the "Option Term").

                  (b) Upon the Termination (as defined in Section 1.2(t) of the Plan) of Grantee, the Option, to the extent not previously exercised, shall terminate and become null and void upon the terms set forth below. Upon a Termination of Grantee by reason of Disability or death, all unexercised portions of the Option shall become immediately exercisable and the Option may be exercised during the period beginning upon such Termination and ending one year after such date. Upon Termination of Grantee for any other reason, the Option may be exercised during the period beginning upon the date of Termination and ending three months after such date, but only to the extent that the Option was outstanding and exercisable on the date of such Termination. In no event, however, shall any such period extend beyond the Option Term.

                  (c) In the event of Grantee's death, the Option may be exercised by Grantee's legal representative(s) as and to the extent that the Option would otherwise have been exercisable by Grantee, subject to the provisions of Section 3(b) hereof.

         4.       Change in Control.

                  In the event of a Change in Control of the Company (as defined in Section 5.5 of the Plan) and notwithstanding anything to the contrary set forth in this Agreement,

                  (a) the Option shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable by its terms; and

                  (b) the Option shall remain exercisable for its then remaining term.

         5.       Exercise of Options.

                  (a) Grantee may exercise the Option with respect to all or any part of the number of Option Shares that are exercisable hereunder by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and date of exercise thereof, which date shall be at least five (5) days after the signing of such notice unless an earlier time shall have been mutually agreed upon.

                  (b) Full payment (in U.S. dollars) by Grantee of the Option Price for Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise (i) in cash, (ii) in shares of Class A Common Stock already owned by Grantee (but only to the extent that such exercise of the Option would not result in an accounting compensation change with respect to the shares used to pay the exercise price) having an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price, (iii) through a "cashless exercise" procedure involving a broker or dealer approved by the Board, provided that Grantee has delivered an irrevocable notice of exercise (the "Notice") to the broker or dealer and such broker or dealer agrees: (x) to sell immediately the number of shares of Class A Common Stock specified in the Notice to be acquired upon exercise of the Option in the ordinary course of its business, (y) to pay promptly to the Company the aggregate exercise price (plus the amount necessary to satisfy any applicable tax liability) and (z) to pay to Grantee the balance of the proceeds of the sale of such shares over the amount determined under clause (y) of this sentence, less applicable commissions and fees; provided, however, that the Board may modify the provisions of this sentence to the extent necessary to conform the exercise of the Option to Regulation T of the Securities Exchange Act of 1934, as amended; or (iv) in any combination of the methods set forth above.

                  (c) If Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, Grantee's right to purchase such Option Shares may be terminated by the Company or the exercise of the Option may be ignored, as the Committee in its sole discretion may determine. The date specified in Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

         6.       Adjustment of and Changes in Stock.

                  (a) In the event of any change in the outstanding Class A Common Stock by reason of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision, or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure of shares of capital stock of the Company, the appropriate adjustments shall be made in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give Grantee any additional benefits under the Option.

                  (b) In the case of a merger of, or a consolidation involving, the Company in which the Company is

                           (i)      not the surviving corporation (the
                           "Surviving Entity") or

                           (ii) becomes a wholly owned subsidiary of the Surviving Entity or parent thereof,

the Option (if not exercised before such date) shall after such merger or consolidation, be exercisable upon the terms and conditions specified in this Agreement, for the number of shares of stock or other securities or other assets to which a holder of the number of Option Shares purchasable (at the time of such merger or consolidation) upon exercise of such Option, would have been entitled upon such merger or consolidation, and in any such case, if necessary, the provisions set forth in this Agreement with respect to the rights thereafter of the Grantee shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of the Option.

         7.       No Rights as Shareholders.

                  Grantee shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her.

         8.       Non-Transferability of Option.

                  During Grantee's lifetime, this Option shall be exercisable only by Grantee or his or her guardian or legal representative.

         9.       Employment Not Affected.

                  The grant of the Option hereunder shall not be construed as conferring on Grantee any right to continued employment, and Grantee's employment may be terminated without regard to the effect which such action might have upon him as a holder of this Option.

         10.      Amendment of Option.

                  The Option may be amended by the Committee at any time (i) if the Committee determines, in its sole discretion, that amendment is necessary or advisable in light of any addition to or change in the Code or in the regulations issued thereunder, or any federal or state securities law or other law of regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of Grantee.

         11.      Notice.

                  Any notice to the Company provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices and any notice to Grantee shall be addressed to Grantee at the current address shown on the payroll records of the Employer. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

         12.      Incorporation of Plan by Reference.

                  The Option is granted pursuant to the Plan, the terms and definitions of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan.

         13.      Governing Law.

                  To the extent that federal law shall not be held to have preempted local law, this Option shall be governed by the laws of the State of Delaware. If any provision of the Option shall be held invalid or unenforceable, the remaining provisions hereof shall continue in full force and effect.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Grant of Nonqualified Stock Option, and Grantee has placed his or her signature hereon, effective as of the Date of Grant.


                                    CARMIKE CINEMAS, INC.



                                    By:
                                         --------------------------------------
                                         John O. Barwick, III
                                         Vice President -- Finance



                                    GRANTEE


                                    Signature:
                                             ----------------------------------


                                    Name:
                                             ----------------------------------
                                                      (Print)

                                    Address:
                                             ----------------------------------

                                             ----------------------------------